                                     [LOGO]

                              SOURCE CAPITAL, INC.

                               SEMIANNUAL REPORT
                     for the six months ended June 30, 2001

                              SOURCE CAPITAL, INC.

                                     [LOGO]

DIRECTORS

Willard H. Altman, Jr.
Wesley E. Bellwood
Eric S. Ende
David Rees
Paul G. Schloemer
Lawrence J. Sheehan

OFFICERS

Eric S. Ende, PRESIDENT AND
  CHIEF INVESTMENT OFFICER
Steven R. Geist, SENIOR VICE PRESIDENT AND
  FIXED-INCOME MANAGER
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

TRANSFER AND SHAREHOLDER SERVICE AGENT

Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
(800) 279-1241 or (201) 329-8660

REGISTRAR

Mellon Investor Services LLC
Ridgefield Park, New Jersey

STOCK EXCHANGE LISTING

New York Stock Exchange:
Symbols:  SOR Common Stock
         SOR+ Preferred Stock

                         SUMMARY FINANCIAL INFORMATION

                                                             Six months ended           Year ended
                                                               June 30, 2001         December 31, 2000
                                                           ---------------------   ---------------------
                                                              Total        Per        Total        Per
                                                               Net        Common       Net        Common
                                                              Assets      Share       Assets      Share
                                                           ------------   ------   ------------   ------
Beginning of period......................................  $437,610,576   $48.62   $444,388,091   $50.70
Net gain on investments, realized and unrealized.........    62,977,562    7.93      32,842,935     4.20
Net investment income....................................     2,293,353    0.29       5,524,246     0.70
Dividends to Preferred shareholders......................    (2,363,054)  (0.30)     (4,726,109)   (0.61)
Distributions to Common shareholders.....................   (18,181,121)  (2.30)    (49,738,753)   (6.41)
Proceeds from shares issued for distributions reinvested
  by shareholders........................................     3,501,250    0.04       9,320,166     0.04
                                                           ------------   ------   ------------   ------
    Net changes during period............................  $ 48,227,990   $5.66    $ (6,777,515)  $(2.08)
                                                           ------------   ------   ------------   ------
End of period............................................  $485,838,566   $54.28   $437,610,576   $48.62
                                                           ============   ======   ============   ======

                                                            June 30, 2001   December 31, 2000   December 31, 1999
                                                            -------------   -----------------   -----------------
Common market price per share.............................    $58.02              $52.69              $48.25
Common market premium (discount) to net asset value.......        6.9%               8.4%               (4.8)%
Preferred asset coverage..................................        897%               808%                821%
Preferred liquidation preference per share................    $27.50              $27.50              $27.50
Preferred market price per share..........................    $29.15              $27.75              $28.00

--------------------------------------------------------------------------------

                           DESCRIPTION OF THE COMPANY

  SOURCE CAPITAL, INC., is a major diversified, publicly traded investment company with total net assets of approximately $486,000,000. Its investment portfolio includes a wide range of securities with primary emphasis on common stocks and convertible debentures.

  Source Capital has Common and Preferred shares outstanding, both of which are traded on The New York Stock Exchange. Each of the 1,969,212 outstanding Preferred shares has a prior claim of $27.50 on assets and $2.40 per year on income. The balance of the Company's assets and income are available to the 7,953,004 shares of Common Stock outstanding.

  Source Capital's investment objective is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders.

  Source Capital is not a mutual fund. Thus, it does not repurchase its own shares on demand and does not need to structure its portfolio securities to provide for possible redemptions. As a publicly traded investment company, Source Capital's Common and Preferred shares are bought and sold on The New York Stock Exchange, and the Company is not involved in the transaction.

  Source Capital's investment approach emphasizes primarily equity and equity-related investments in seeking to achieve its growth objective for its Common shareholders. The desirability of equity versus fixed-income investments has been increasingly debated in recent years. Source Capital's position is that without assuming undue risk and recognizing the fixed claim of its Preferred Stock, properly selected stocks offer the better long-term opportunity for overall investment return as well as long-term protection from the large but uncertain threat of inflation. Source Capital's equity investments have been directed toward companies with highly liquid, relatively unleveraged balance sheets, and a demonstrated long-term ability to earn above-average returns on invested capital. Source Capital's equity investment portfolio is based on fundamental judgments of long-term returns attainable from income and appreciation in the securities of such companies and is not derived from overall economic forecasts or stock market predictions.

  Source Capital has a Common Stock Distribution Policy that provides for cash distributions of approximately 10% of the ongoing net asset value of its Common shares. Only a portion of such distributions is paid from net investment income. The remainder is paid from any net realized capital gains and/or paid-in capital, as determined by each year's results. To the extent the Company realizes net long-term capital gains for any year in excess of the amounts distributed under the Company's distribution policy, such excess may be distributed to shareholders or retained by the Company. Distributions to Common shareholders are paid quarterly in a fixed amount which is periodically adjusted after sustained changes in net asset value appear to the Board of Directors reasonably likely to support the new distribution rate on a continuing basis. This policy is designed to allow Common shareholders to benefit not only from income, but a portion of the capital appreciation that has resulted to date. All distributions are taxable to shareholders as dividend income or capital gain distributions since the Company has accumulated earnings and profits from prior years.

  Since the policy was adopted in June 1976, at an initial annual rate of $1.40 per share, continued increases in net asset value, despite payments from capital, have permitted 20 subsequent increases to the current rate of $4.60. Maintenance of the current $4.60 annualized rate is dependent upon achieving a total return on the Common Stock from both income and appreciation to sustain a net asset value of approximately $46.00 per share.

                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

  Source Capital's total net assets increased from $413,552,200 to $485,838,566 during the second quarter. Net asset value per Common share amounted to $54.28 at June 30, 2001, compared with $45.37 at March 31, 2001, and $48.62 at year-end 2000. These changes in net asset value were net of cash distributions of $1.15 paid in both the first and second quarters.

INVESTMENT RESULTS, 2001 FIRST HALF

  For the six months ended June 30, 2001, the net asset value per share of Source Capital's Common Stock increased by 16.8%, including distributions paid during the period, while total net assets rose 15.3%. These returns compare with a 3.8% increase in the Russell 2500 Index. The foregoing changes were calculated on the basis of reinvesting all dividends and distributions.

INVESTMENT RESULTS, 2001 SECOND QUARTER

  In the most recent quarter, Source Capital's net asset value per share of Common Stock increased 22.3%, including the $1.15 distribution paid during the period, while total net assets rose 19.7%, both on a reinvestment basis. In comparison, the Russell 2500 Index increased 13.7% during the quarter, also on a reinvestment basis.

NET INVESTMENT INCOME

  Net investment income amounted to $787,588 and $2,293,353 for the second quarter and six months, respectively, as against $1,534,863 and $2,966,717 in the comparable periods of 2000. Preferred dividends exceeded net investment income by $0.05 and $0.01 for the quarter and six-month periods, respectively, compared with net investment income per Common share of $0.05 and $0.08 for the corresponding periods of 2000.

DISTRIBUTIONS TO COMMON SHAREHOLDERS

  A regular quarterly distribution of $1.15 per share was paid on June 15, 2001, to shareholders of record on May 25, 2001. This payment marks the 25th anniversary of Source Capital's 10% Distribution Policy that calls for total annual payments approximating 10% of the Common Stock's ongoing net asset value. Since the adoption of this policy, continuing growth in net asset value has led to 20 increases in the distribution rate totaling 229%--from the original $1.40 rate in June 1976, to the current $4.60 rate. The growth in the net asset value which has permitted this continuing expansion in cash distributions has been achieved despite distributions in excess of net investment income of $470,997,543 or $68.89 per Common share, and payments of federal income tax on undistributed realized capital gains amounting to $36,198,677 or $5.99 per Common share. Maintenance of the current $4.60 rate is dependent upon achieving long-term investment results which sustain a net asset value of approximately $46.00.

PREFERRED DIVIDENDS

  The regular Preferred dividend of $0.60 per share was paid on June 15, 2001, to shareholders of record on May 25, 2001. The changes in the Company's total net assets since year-end 2000 have resulted in changes in the Preferred shares' asset coverage from 808% at December 31, 2000, to 764% at March 31, 2001, and 897% at June 30, 2001. The decrease in net investment income led to a decline in Preferred dividend coverage to 67% for the second quarter and 97% for the six months, compared with 130% and 126% for the corresponding periods of 2000.

MARKET PRICE OF SOURCE CAPITAL SHARES

  The market price of Source Capital Common Stock increased from $52.69 to $58.02 during the first half of 2001. As this $5.33 increase in market price was less than the $5.66 rise in the underlying net asset value, the market premium to net asset value of 8.4% at year-end 2000 decreased to 6.9% at June 30, 2001. The market price of Source Capital Preferred Stock increased to $29.15 at June 30, 2001, from $27.75 at year-end 2000.

COMMENTARY

  After a very weak first quarter, the stock market rebounded strongly in the second quarter, with gains in all major indexes. As the technology bubble recedes further into the past, succeeded by a more "normal" stock market environment, Source's relative performance has significantly improved. Source has outperformed the Russell 2500 by 13 points for the year-to-date period and by 30 points for the past year. Compared to the S&P 500, Source's outperformance is 23 and 48 points for the same periods.

                               Periods Ended June 30, 2001
                       -------------------------------------------
                       Quarter     YTD       1YR     3YRS*   5YRS*
                       -------   -------   -------   -----   -----
Source                   22.3%     16.8%     32.8%   15.6%   18.5%
Russell 2500             13.7%      3.8%      2.5%    8.5%   12.6%
S&P 500                   5.9%    (6.7)%   (14.8)%    3.9%   14.5%
Nasdaq                   17.4%   (12.5)%   (45.5)%    4.5%   12.8%

* Annualized Returns

  The weak overall market of the past year (S&P 500 down 15%) obscures the very large differences in performance between different market sectors during that period. With the peaking of the Nasdaq average in March 2000, and the subsequent puncture of the technology bubble, the growth sector of the market took a back seat to value, which not only outperformed on a relative basis but was up substantially on an absolute basis as well.

  The table below, which compares the growth and value subindexes of the Russell 2500, clearly shows this strong performance. The periods shown are the five quarters ended in March of last year, the peak of growth outperformance, and the subsequent five quarters ended this past June. Value stocks (as well as Source Capital) managed to catch-up and outperform over the combined two and a half years despite the enormous lead that growth stocks enjoyed during the first period.

                       Five Quarters  Five Quarters
                           Ended          Ended      Combined
                        March 2000      June 2001     Period
                       -------------  -------------  --------
Russell 2500
  Growth                       79.0%        (29.2)%     26.7%
  Value                         6.2%          24.4%     32.2%
Source                         29.4%          21.8%     57.6%

  Two companies in the Source portfolio were involved in acquisition activity during the past quarter. On May 30 a French firm, Christian Dalloz, S.A., announced that it would acquire BACOU USA for $28.50 in cash. The purchase has cleared all U.S. regulatory hurdles and is expected to close late in the third quarter. The sale process began over a year ago when the company announced it would "explore strategic alternatives." Bacou's stock price was $19.50 just prior to this announcement. We think the buyout price is fair and are looking forward to reinvesting the proceeds if and when the deal finally closes. On the other hand, we were pleased with

Bacou's business and management and would have been happy to continue as shareholders had it not been put up for sale. (Bacou is a manufacturer of personal protection products for industrial and construction workers.)

  SAWTEK, a manufacturer of electronic filters for cell phones and wireless base stations, was discussed in our first-quarter shareholder letter as one of the "tech stocks at value prices" that we had recently purchased. It was acquired by TRIQUINT SEMICONDUCTOR in a stock transaction that closed on July 19. Sawtek's final price that day was $24.86 compared with our average cost of $21.33. TriQuint produces a wide range of components for cell phones and other wireless applications. Combined with Sawtek, it will be able to supply all the key components for the RF, or radio part of cellular handsets.

  At this time we are continuing to hold our TriQuint shares. We believe that the cell-phone business is in the process of bottoming, as excess supplies of handsets and handset components are flushed through distribution channels. In addition, consumer demand should be stimulated by the introduction of new phone models to support improved data transmission for next-generation wireless services commonly known by acronyms like GPRS or 2.5 G.

  One area for potential investment where we have been spending some time in recent weeks is energy. Although Source has certainly owned energy stocks in the past, there have been very few in the portfolio in recent years. It tends to be an area where large and unpredictable swings in commodity prices make long-term investment difficult. At the same time, these price gyrations can provide potential opportunities to investors to the extent that the stock price movements greatly exaggerate the true changes in the value of the underlying businesses.

  We suspect this may describe the situation which started to develop this spring. As domestic natural gas prices declined and Gulf of Mexico drilling activity leveled off, stock prices over a wide range of oil and gas companies-- offshore drillers, equipment suppliers, exploration and production companies, etc.--declined 40-50% from their highs of late winter. Although some of this price change made sense to us, part of it seemed excessive, driven by such transient factors as the lack of early summer heat in the U.S. or recurring fears of higher Iraqi crude production.

  Although we have made some modest initial purchases of oil and gas stocks, it is at this point too early to say whether this will prove to be an important opportunity for Source or not. As with all our investments, we are concentrating on industry-leading companies with strong balance sheets selling at modest valuations, a combination that we hope will continue to contribute to Source's strong performance in future periods.

Respectfully submitted,

/s/ ERIC S. ENDE

Eric S. Ende
President and
  Chief Investment Officer
August 3, 2001

                            PORTFOLIO OF INVESTMENTS
                                 June 30, 2001

COMMON STOCKS                                                             Shares        Value
------------------------------------------------------------            ----------   ------------
PRODUCER DURABLE GOODS -- 23.5%
Crane Co....................................................               439,400   $ 13,621,400
Denison International plc (ADR)*+...........................               630,900     10,646,438
Donaldson Company, Inc......................................               403,000     12,553,450
Graco Inc...................................................               724,300     23,901,900
IDEX Corporation............................................               477,400     16,231,600
Kaydon Corporation..........................................               410,600     10,531,890
Manitowoc Company, Inc., The................................               454,000     13,393,000
Zebra Technologies Corporation (Class A)*...................               273,400     13,448,546
                                                                                     ------------
                                                                                     $114,328,224
                                                                                     ------------
TECHNOLOGY -- 15.0%
Advanced Fibre Communications, Inc.*........................               303,000   $  6,962,940
Belden Inc..................................................               519,500     13,896,625
Channell Commercial Corporation*............................               265,000      1,510,500
DRS Technologies Inc.*......................................               225,988      5,193,204
KEMET Corporation*..........................................               449,800      8,910,538
Plantronics, Inc.*..........................................               114,000      2,639,100
SanDisk Corporation*........................................               458,000     12,549,200
Sawtek Inc.*................................................               699,600     16,531,548
Stratos Lightwave, Inc.*....................................               392,938      4,518,787
                                                                                     ------------
                                                                                     $ 72,712,442
                                                                                     ------------
BUSINESS SERVICES & SUPPLIES -- 9.1%
Bacou USA, Inc.*............................................               435,100   $ 12,261,118
HON INDUSTRIES Inc..........................................               573,000     13,878,060
Manpower Inc................................................               300,000      8,970,000
Office Depot, Inc.*.........................................               865,000      8,978,700
                                                                                     ------------
                                                                                     $ 44,087,878
                                                                                     ------------
HEALTH CARE -- 8.6%
DENTSPLY International Inc..................................               183,500   $  8,156,575
Landauer, Inc.+.............................................               510,000     15,300,000
Ocular Sciences, Inc.*......................................               722,900     18,303,828
                                                                                     ------------
                                                                                     $ 41,760,403
                                                                                     ------------
RETAILING -- 8.1%
Circuit City Stores, Inc....................................               440,000   $  7,920,000
O'Reilly Automotive, Inc.*..................................               984,900     27,921,915
Pathmark Stores, Inc.*......................................               114,369      2,736,850
Pathmark Stores, Inc., Warrants*............................                80,898        710,284
                                                                                     ------------
                                                                                     $ 39,289,049
                                                                                     ------------
DISTRIBUTION -- 5.5%
Arrow Electronics, Inc.*....................................               370,000   $  8,987,300
Black Box Corporation*......................................               260,800     17,752,656
                                                                                     ------------
                                                                                     $ 26,739,956
                                                                                     ------------

                            PORTFOLIO OF INVESTMENTS

                                                                        Shares or
                                                                           Face
COMMON STOCKS (CONTINUED)                                                 Amount        Value
------------------------------------------------------------            ----------   ------------
MATERIALS -- 5.1%
Martin Marietta Materials, Inc..............................               200,000   $  9,898,000
OM Group, Inc...............................................               264,800     14,895,000
                                                                                     ------------
                                                                                     $ 24,793,000
                                                                                     ------------
CONSUMER DURABLE GOODS -- 3.9%
Clayton Homes, Inc..........................................             1,216,600   $ 19,124,952
                                                                                     ------------

ENTERTAINMENT -- 3.4%
Carnival Corporation........................................               536,600   $ 16,473,620
                                                                                     ------------

INSURANCE -- 2.2%
Brown & Brown, Inc..........................................               260,400   $ 10,934,196
                                                                                     ------------

BANKING -- 2.1%
National Commerce Financial Corporation.....................               412,000   $ 10,011,600
                                                                                     ------------

TOTAL COMMON STOCKS -- 86.5% (Cost $272,205,386)............                         $420,255,320
                                                                                     ------------
PREFERRED STOCKS
Crown American Realty Trust.................................                59,000   $  2,849,700
Duke-Weeks Realty Corp. (Series B)..........................                40,000      1,772,500
New Plan Excel Realty Trust, Cvt............................               225,000      5,703,750
ProLogis Trust (Series D)...................................                80,000      1,896,000
                                                                                     ------------
TOTAL PREFERRED STOCKS -- 2.5% (Cost $11,945,571)                                    $ 12,221,950
                                                                                     ------------
CONVERTIBLE BONDS AND DEBENTURES
PRODUCER DURABLE GOODS -- 1.3%
Checkpoint Systems, Inc. -- 5 1/4% 2005.....................            $4,000,000   $  4,080,000
MascoTech, Inc. -- 4 1/2% 2003..............................             3,000,000      2,430,000
                                                                                     ------------
                                                                                     $  6,510,000
                                                                                     ------------
DISTRIBUTION -- 0.7%
Reptron Electronics, Inc. -- 6 3/4% 2004....................            $5,980,000   $  3,318,900
                                                                                     ------------

TOTAL CONVERTIBLE BONDS
 AND DEBENTURES -- 2.0% (Cost $11,077,075)..................                         $  9,828,900
                                                                                     ------------

                            PORTFOLIO OF INVESTMENTS

                                                                           Face
NON-CONVERTIBLE BONDS AND DEBENTURES                                      Amount        Value
------------------------------------------------------------            ----------   ------------
CORPORATE -- 3.9%
Advantica Restaurant Group, Inc. -- 11 1/4% 2008............            $2,131,100   $  1,246,694
Kaiser Aluminum & Chemical Company-- 9 7/8% 2002............             1,000,000        985,000
Lear Corporation-- 7.96% 2005...............................             2,000,000      2,025,000
Oshkosh Truck Corporation-- 8 3/4% 2008.....................             2,000,000      2,015,000
Realty Income Corporation-- 8 1/4% 2008.....................             2,000,000      2,044,000
Tenet Healthcare Corporation-- 8% 2005......................             2,000,000      2,080,000
Unisys Corporation
  -- 7 7/8% 2008............................................             1,500,000      1,451,250
  -- 8 1/8% 2006............................................             2,000,000      1,942,500
  -- 11 3/4% 2004...........................................             2,000,000      2,113,498
United Stationers Inc.-- 8 3/8% 2008........................             3,000,000      2,985,000
                                                                                     ------------
                                                                                     $ 18,887,942
                                                                                     ------------
U.S. GOVERNMENT AND AGENCIES -- 0.2%
Federal Home Loan Mortgage Corporation
  -- 6 1/2% 2023 (IO).......................................            $1,147,708   $     93,161
  -- 10.15% 2006 (REMIC)....................................                16,412         16,410
Government National Mortgage Association (Mobile Home)
  -- 9 3/4% 2010............................................               842,842        883,360
                                                                                     ------------
                                                                                     $    992,931
                                                                                     ------------
TOTAL NON-CONVERTIBLE BONDS
 AND DEBENTURES -- 4.1% (Cost $20,183,536)..................                         $ 19,880,873
                                                                                     ------------

TOTAL INVESTMENT SECURITIES -- 95.1% (Cost $315,411,568)....                         $462,187,043
                                                                                     ------------

SHORT-TERM INVESTMENTS
Short-term Corporate Notes:
  General Electric Capital Corporation -- 3.77% 7/3/01......            $6,800,000   $  6,798,576
  Coca-Cola Company, The -- 3.8% 7/12/01....................             3,680,000      3,675,727
  Federal National Mortgage Association (Discount Note) --
    3.65% 7/20/01...........................................             5,040,000      5,030,291
  Federal National Mortgage Association (Discount Note) --
    3.7% 7/25/01............................................             6,000,000      5,985,200
State Street Bank Repurchase Agreement -- 2 3/4% 7/2/01
  (Collateralized by U.S. Treasury Note -- 5 3/4% 2003,
  market value $1,075,805)..................................             1,051,000      1,051,160
                                                                                     ------------

TOTAL SHORT-TERM INVESTMENTS -- 4.7% (Cost $22,540,954)                              $ 22,540,954
                                                                                     ------------
TOTAL INVESTMENTS -- 99.8% (Cost $337,952,522)..............                         $484,727,997
Other assets and liabilities, net -- 0.2%...................                            1,110,569
                                                                                     ------------

TOTAL NET ASSETS -- 100%....................................                         $485,838,566
                                                                                     ============

* Non-income producing securities
+ Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities. Following is a summary of transactions in securities of these affiliates during the six months ended June 30, 2001.

                                                                        Purchases      Sales       Realized    Dividend
                                                                         at Cost      at Cost        Gain       Income
                                                                        ----------   ----------   ----------   --------
          Denison International plc (ADR).............................      --           --           --          --
          Landauer, Inc...............................................      --           --           --       $535,500

See notes to financial statements.

                            MAJOR PORTFOLIO CHANGES
                          Quarter Ended June 30, 2001

                                                                 Shares or
                                                                Face Amount
                                                              ---------------
NET PURCHASES

COMMON STOCKS
Advanced Fibre Commnications, Inc...........................     265,900 shs.
SanDisk Corporation.........................................      75,000 shs.
Sawtek Inc..................................................      87,600 shs.

PREFERRED STOCKS
Duke-Weeks Realty Corp. (Series B)(1).......................      40,000 shs.
ProLogis Trust (Series D)(1)................................      80,000 shs.

NON-CONVERTIBLE SECURITIES
Lear Corporation -- 7.96% 2005..............................  $     1,000,000
Unisys Corporation
  -- 7 7/8% 2008(1).........................................  $     1,500,000
  -- 8 1/8% 2006(1).........................................  $     2,000,000
  -- 11 3/4% 2004(1)........................................  $     2,000,000

NET SALES

COMMON STOCKS
Brown & Brown, Inc..........................................       4,000 shs.
Crane Co....................................................      41,500 shs.
Donaldson Company, Inc......................................      18,400 shs.
Graco Inc...................................................      95,400 shs.
Kaydon Corporation..........................................       4,000 shs.
Manitowoc Company, Inc., The................................      28,000 shs.
Methode Electronics, Inc. (Class A)(2)......................     260,000 shs.
OM Group, Inc...............................................       8,400 shs.
O'Reilly Automotive, Inc....................................     124,100 shs.

PREFERRED STOCK
ProLogis Trust (Series A)(2)................................      80,000 shs.

CONVERTIBLE SECURITIES
Central Garden & Pet Co. -- 6% 2003(2)......................  $     2,500,000
World Access, Inc. -- 4 1/2% 2002(2)........................  $     7,505,000

NON-CONVERTIBLE SECURITIES
Fleming Companies, Inc. -- 10 5/8% 2001(2)..................  $     3,200,000
Rockefeller Center Properties, Inc. -- 7.4375% 2007(2)......  $     3,005,000

(1) Indicates new commitment to portfolio

(2) Indicates elimination from portfolio

                      STATEMENT OF ASSETS AND LIABILITIES

                                                                      June 30, 2001
                                                              ------------------------------
ASSETS
  Investments at value:
    Investment securities -- at market value
      (cost $315,411,568) -- Note A.........................  $462,187,043
    Short-term investments -- at cost plus interest earned
      (maturities 60 days or less) -- Note A................    22,540,954      $484,727,997
                                                              ------------
  Cash......................................................                             250

  Receivable for:
    Accrued interest and dividends..........................  $  1,103,097
    Investment securities sold..............................       548,944         1,652,041
                                                              ------------      ------------
                                                                                $486,380,288

LIABILITIES
  Payable for:
    Advisory fees...........................................  $    279,687
    Accrued dividends -- Preferred Stock....................       196,921
    Accrued expenses........................................        65,114           541,722
                                                              ------------      ------------
TOTAL NET ASSETS -- June 30, 2001...........................                    $485,838,566
                                                                                ============

  Assets applicable to Preferred Stock at a liquidation
    preference of
    $27.50 per share (asset coverage 897%) -- Note B........                    $ 54,153,330
                                                                                ============

  Net assets applicable to Common Stock -- $54.28 per
    share...................................................                    $431,685,236
                                                                                ============

SUMMARY OF SHAREHOLDERS' EQUITY
  $2.40 Cumulative Preferred Stock -- par value $3 per
    share;
    authorized 3,000,000 shares; outstanding 1,969,212
    shares -- Note B........................................                    $  5,907,636
  Common Stock -- par value $1 per share; authorized
    12,000,000 shares;
    outstanding 7,953,004 shares -- Note B..................                       7,953,004
  Additional Paid-in Capital................................                     323,862,871
  Undistributed net realized gain on investments............                       1,339,580
  Unrealized appreciation of investments....................                     146,775,475
                                                                                ------------
TOTAL NET ASSETS -- June 30, 2001...........................                    $485,838,566
                                                                                ============

See notes to financial statements.

                            STATEMENT OF OPERATIONS
                     For the six months ended June 30, 2001

INVESTMENT INCOME
  Income:
    Dividends (including $535,500 from securities of
     affiliates)............................................                    $ 2,364,005
    Interest................................................                      1,893,843
                                                                                -----------
                                                                                $ 4,257,848
  Expenses -- Note C:
    Advisory fees...........................................  $  1,555,655
    Transfer agent fees and expenses........................       140,006
    Reports to shareholders.................................        77,353
    Directors' fees and expenses............................        45,000
    Legal and auditing fees.................................        33,875
    Taxes, other than federal income tax....................        33,320
    Insurance...............................................        26,233
    Registration and filing fees............................        25,664
    Custodian fees and expenses.............................        23,231
    Other expenses..........................................         4,158        1,964,495
                                                              ------------      -----------
        Net investment income -- Note A.....................                    $ 2,293,353
                                                                                -----------

REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
  Realized gain on investments:
    Proceeds from sale of investment securities
      (Excluding short-term investments with maturities of
     60 days or less).......................................  $ 61,971,159
    Cost of investment securities sold......................    52,642,474
                                                              ------------
      Net realized gain on investments -- Notes A and D.....                    $ 9,328,685
  Unrealized appreciation of investments:
    Unrealized appreciation at beginning of period..........  $ 93,126,598
    Unrealized appreciation at end of period................   146,775,475
                                                              ------------
      Increase in unrealized appreciation of investments....                     53,648,877
                                                                                -----------
        Net realized and unrealized gain on investments.....                    $62,977,562
                                                                                -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS...........................................                    $65,270,915
                                                                                ===========

See notes to financial statements.

                    STATEMENT OF CHANGES IN TOTAL NET ASSETS

                                                      For the six months ended               For the year ended
                                                           June 30, 2001                     December 31, 2000
                                                   ------------------------------      ------------------------------
INCREASE (DECREASE) IN TOTAL NET ASSETS
Operations:
  Net investment income..........................  $  2,293,353                        $  5,524,246
  Net realized gain on investments
    -- Notes A and D.............................     9,328,685                          38,991,019
  Increase (decrease) in unrealized
    appreciation of investments..................    53,648,877                          (6,148,084)
                                                   ------------                        ------------
Increase in total net assets resulting
  from operations................................                    $ 65,270,915                        $ 38,367,181

Distributions to Preferred shareholders:
  From net investment income.....................                      (2,363,054)                         (4,726,109)

Distributions to Common shareholders:
  From net investment income.....................  $ (3,496,094)                            --
  From net realized capital gains................   (14,685,027)      (18,181,121)     $(49,738,753)      (49,738,753)
                                                   ------------                        ------------
  Proceeds from shares issued for distributions
    reinvested by shareholders -- Note B.........                       3,501,250                           9,320,166
                                                                     ------------                        ------------
Increase (decrease) in total net assets..........                    $ 48,227,990                        $ (6,777,515)

TOTAL NET ASSETS
Beginning of period, including
  undistributed net investment income
  of $3,565,795 and $2,767,658 at December 31,
  2000 and 1999, respectively....................                     437,610,576                         444,388,091
                                                                     ------------                        ------------
End of period, including
  undistributed net investment income
  of $3,565,795 at December 31, 2000.............                    $485,838,566                        $437,610,576
                                                                     ============                        ============

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS
  Selected data for a share of Common Stock outstanding throughout each period

                                                    Six
                                                  months
                                                   ended                      Year ended December 31,
                                                 June 30,    ---------------------------------------------------------
                                                   2001        2000        1999        1998        1997        1996
                                                 --------    ---------     ----        ----        ----        ----
Per share operating performance:
Net asset value at beginning of period.........  $   48.62   $   50.70   $   48.23   $   50.20   $   45.35   $   42.58
                                                 ---------   ---------   ---------   ---------   ---------   ---------
Income from investment operations:
  Net investment income........................  $    0.29   $    0.70   $    0.67   $    0.88   $    1.08   $    1.30
  Net realized and unrealized gain (loss)
     on investment securities..................       7.93        4.20       10.27        2.37       10.50        8.25
                                                 ---------   ---------   ---------   ---------   ---------   ---------
  Total from investment operations.............  $    8.22   $    4.90   $   10.94   $    3.25   $   11.58   $    9.55
                                                 ---------   ---------   ---------   ---------   ---------   ---------
Distributions to Preferred shareholders:
  From net investment income...................  $   (0.30)  $   (0.61)  $   (0.62)  $   (0.63)  $   (0.65)  $   (0.65)
Distributions to Common shareholders:
  From net investment income...................      (0.44)         --       (0.09)      (0.41)      (0.32)      (0.51)
  From net realized gains......................      (1.86)      (6.41)      (7.77)      (4.21)      (5.76)      (5.62)
                                                 ---------   ---------   ---------   ---------   ---------   ---------
    Total distributions........................  $   (2.60)  $   (7.02)  $   (8.48)  $   (5.25)  $   (6.73)  $   (6.78)
                                                 ---------   ---------   ---------   ---------   ---------   ---------
Effect of shares issued for distributions
  reinvested by shareholders...................  $    0.04   $    0.04   $    0.01   $    0.03          --          --
                                                 ---------   ---------   ---------   ---------   ---------   ---------

Net asset value at end of period...............  $   54.28   $   48.62   $   50.70   $   48.23   $   50.20   $   45.35
                                                 =========   =========   =========   =========   =========   =========
Per share market value at end of period........  $   58.02   $   52.69   $   48.25   $   49.06   $   51.06   $   45.50
Total investment return(1).....................      14.9%       24.1%       15.2%        5.8%       26.9%       24.5%
Net asset value total return(2)................      16.8%        9.6%       23.1%        5.8%       25.4%       21.9%

Ratios/supplemental data:
  Net assets at end of period
    (in thousands).............................   $485,839    $437,611    $444,388    $417,777    $425,490    $382,146
  Ratio of expenses to average net assets......      0.87%(3)     0.87%      0.87%       0.87%       0.87%       0.89%
  Ratio of net income to average net assets....      1.16%(3)     1.28%      1.21%       1.59%       1.95%       2.52%
  Portfolio turnover rate......................     22.30%(3)    18.55%     23.51%      28.34%      27.46%      41.04%

Preferred Stock:
Total shares outstanding(4)....................  1,969,212   1,969,212   1,969,212   1,969,212   1,969,212   1,969,212
Asset coverage per share(4)....................    $246.72     $222.23     $225.67     $212.15     $216.07     $194.06
Involuntary liquidation preference per share...     $27.50      $27.50      $27.50      $27.50      $27.50      $27.50
Average market value per share(5)..............     $29.36      $27.87      $28.54      $29.95      $28.72      $28.50

(1) Based on market value per share, adjusted for reinvestment of distributions

(2) Based on net asset value per share, adjusted for reinvestment of distributions

(3) Annualized

(4) Information shown as of the end of the period

(5) The average of all month-end market values during each period

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                                 June 30, 2001

NOTE A--SIGNIFICANT ACCOUNTING POLICIES

      The Company is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Company is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders. The significant accounting policies followed by the Company in the preparation of its financial statements include the following:

      1. SECURITIES VALUATION--Securities, including any outstanding written call options, listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the period, or, if there was not a sale that day, at the mean between the most recent bid and asked prices. Securities which are unlisted and debt and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Company's officers, are valued at the mean between the most recent bid and asked prices or other ascertainable market value. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

      2. FEDERAL INCOME TAX--No provision for federal taxes is considered necessary because the Company has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year all of its taxable net investment income and taxable net realized gain on investments to its shareholders in accordance with the minimum distribution requirements of the Code.

      3. USE OF ESTIMATES--The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

      4. OTHER--Securities transactions are accounted for on the date securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Dividends payable by the Company on the Preferred Stock are recorded on an accrual basis and distributions payable on the Common Stock are recorded on the ex-dividend date.

NOTE B--CAPITAL STOCK

      The Preferred Stock is entitled in liquidation to $27.50 per share plus accrued dividends and may be called for redemption, at the discretion of the Company, at $27.50 per share plus accrued dividends. Dividends may not be declared on the Common Stock if Preferred dividends are in arrears or if the Preferred Stock would not thereafter have an asset coverage of 200% or more.

      The Company issued 65,527 shares of Common Stock under its Reinvestment Plan for Common and Preferred shareholders during the six months ended
June 30, 2001.

NOTE C--ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

      Pursuant to an investment advisory agreement, the Company pays First Pacific Advisors, Inc. ("Investment Adviser"), monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Investment Adviser to reduce its fee to the extent necessary to reimburse the Company for any annual expenses (exclusive of interest, taxes, the cost of any supplementary statistical and research information, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average total net assets of the Company for the year.

      For the six months ended June 30, 2001, the Company paid aggregate fees of $45,000 to all Directors who are not affiliated persons of the Investment Adviser. During the six months ended June 30, 2001, the Company incurred legal fees of $5,875 payable to O'Melveny & Myers LLP, counsel for the Company. A Director of the Company is of counsel to, and a retired partner of, that firm. The Officers of the Company are also officers of the Investment Adviser.

NOTE D--PURCHASES AND SALES OF SECURITIES

      Cost of purchases of investment securities (excluding short-term corporate notes with maturities of 60 days or less) aggregated $47,514,527 for the six months ended June 30, 2001. Cost of investment securities owned at June 30, 2001, was the same for federal income tax and financial reporting purposes. Gains and losses are based on the specific certificate identification method. Gross unrealized appreciation and depreciation for all investments at June 30, 2001, for federal income tax purposes was $154,174,647 and $7,399,172, respectively.

                           RESULTS OF ANNUAL MEETING

    Following is a list of matters voted upon and the results of those votes cast at the annual meeting of shareholders held May 7, 2001:

    1. With respect to the election of four directors by the holders of Common Stock, $1.00 par value, and election of two directors by the holders of $2.40 Cumulative Preferred Stock, $3.00 par value:

                                                                      VOTES FOR   VOTES WITHHELD
                                                                      ---------   --------------
        COMMON
        Wesley E. Bellwood..........................................  6,363,022       60,285
        Eric S. Ende................................................  6,383,525       60,285
        David Rees..................................................  6,363,460       60,285
        Lawrence J. Sheehan.........................................  6,374,085       60,285

        PREFERRED
        Willard H. Altman, Jr.......................................  1,705,968       12,127
        Paul G. Schloemer...........................................  1,705,932       12,127

    2. With respect to continuation of the Investment Advisory Agreement, a total of 8,011,398 shares voted for, 37,280 shares voted against and 100,707 shares abstained.

   No broker non-votes were received with respect to any of the matters voted upon above.

                    SOURCE CAPITAL, INC.       PRESORTED
                    11400 West Olympic         STANDARD
                    Boulevard, Suite         U.S. POSTAGE
                    1200                         PAID
                    Los Angeles,                  MIS
                    California 90064